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                                                                   EXHIBIT 10.11


                        DEBENTURE SUBSCRIPTION AGREEMENT

            DEBENTURE SUBSCRIPTION AGREEMENT, dated as of May 22, 2003 (this "Agreement"), between PXRE Group Ltd., a holding company organized under the laws of Bermuda (the "Company"), and PXRE Capital Trust III, a statutory trust created under the laws of the State of Delaware (the "Trust"), relating to the Fixed Rate Junior Subordinated Debt Securities, Series C due 2033 (the "Debentures"), issuable pursuant to an Indenture, dated as of May 22, 2003 (the "Indenture"), between the Company and Wilmington Trust Company, as Trustee. Capitalized terms used herein and not otherwise defined herein have the respective meanings ascribed thereto in the Capital Securities Subscription Agreement (as defined below).

            WHEREAS, the Trust and InCapS Funding I, Ltd. have entered into a Capital Securities Subscription Agreement, dated May 13, 2003 (the "Capital Securities Subscription Agreement"), in connection with the issuance and sale of capital securities (liquidation amount of $1,000 per security) (the "Capital Securities") by the Trust; and

            WHEREAS, the Company and the Trust have entered into a Common Securities Subscription Agreement, dated May 22, 2003 (the "Common Securities Subscription Agreement"), in connection with the issuance and sale of common securities (liquidation amount of $1,000 per security) (the "Common Securities") by the Trust; and

            WHEREAS, in connection with the Capital Securities Subscription Agreement and the Common Securities Subscription Agreement and the issuance and sale of the Capital Securities and the Common Securities pursuant thereto, the Trust desires to purchase from the Company, and the Company desires to sell to the Trust, all of the Debentures.

            NOW, THEREFORE, in consideration of the foregoing premises and the conditions and agreements hereinafter set forth, the parties hereto agree as follows:

            1. The Trust hereby offers to purchase from the Company, and the Company hereby accepts such offer and agrees to issue and sell to the Trust, contemporaneously on May 22, 2003, FIFTEEN MILLION FOUR HUNDRED AND SIXTY-FOUR THOUSAND Dollars ($15, 464,000) aggregate principal amount of Debentures, in consideration of the payment of FIFTEEN MILLION FOUR HUNDRED AND SIXTY-FOUR THOUSAND Dollars ($15,464,000) in immediately available funds.

            2. The Company represents and warrants that the Debentures have been duly authorized and executed by the Company, and, when duly authenticated and delivered to the Trust in accordance with the terms hereof and of the Indenture, will constitute the legal, valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether considered in a proceeding in equity or at law).


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            3. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of law principles of said State other than Section 5-1401 of the New York General Obligations Law.

            4. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.




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            IN WITNESS WHEREOF, the parties hereto have caused this Debenture
Subscription Agreement to be duly executed as of the date first written above.



                                             PXRE GROUP LTD.



                                             By: _____________________________
                                             Name:
                                             Title:



                                             PXRE CAPITAL TRUST III



                                             By: ______________________________
                                             John Modin
                                                      Administrator



                                             By: ______________________________
                                             Bruce Byrnes
                                                      Administrator



                                             By: _______________________________
                                             Jeff Jeffreys
                                                      Administrator


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